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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                December 25, 1998
                Date of Report (Date of Earliest Event Reported)


                       GREENWICH CAPITAL ACCEPTANCE, INC.
  (as Depositor under the Pooling and Servicing Agreement, dated June 1, 1998, providing for the Issuance of the Sequoia Mortgage Trust 3, Mortgage Loan Asset
                              Backed Certificates)


                       GREENWICH CAPITAL ACCEPTANCE, INC.
             (Exact Name of Registrant as Specified in Its Charter)



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
               Delaware                                 33-80740-08                        61199884
(State or Other Jurisdiction of Incorporation)     (Commission File Number)     (I.R.S. Employer Identification No.)
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                600 Steamboat Road, Greenwich, Connecticut 06830
                    (Address of Principal Executive Offices)



                                 (203) 622-2700
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.         OTHER EVENTS

                On June 1, 1998, Greenwich Capital Acceptance, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor; Sequoia Mortgage Funding Corporation, as seller ("Sequoia"); Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"); and First Union National Bank, as trustee (the "Trustee"), providing for the issuance of the Sequoia Mortgage Trust 3, Mortgage Loan Asset Backed Certificates (the "Certificates").

                The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).      Exhibits

                10.1 Monthly Payment Date Statement distributed to Certificateholders, dated December 25, 1998.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 11, 1999


                                             GREENWICH CAPITAL ACCEPTANCE,
                                             INC.


                                             By:      /s/ Anne Mulligan
                                                -------------------------------
                                                   Anne Mulligan
                                                   Vice President


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                                  EXHIBIT INDEX


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Exhibit Number                                                         Page Number
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
10.1 Monthly Payment Date Statement distributed to
     Certificateholders, dated December 25, 1998...................        5
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